                                                                    Exhibit 10.4

                                  AMENDMENT TO
                               RELEVANT AMENDMENT

          BE IT KNOWN, that on the date hereinafter set forth, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State of New York, and in the presence of the undersigned, competent witnesses, personally came and appeared: EEX CORPORATION, a Texas corporation ("EEX"), and THE BANK OF NEW YORK, not in its individual capacity, but solely as Corporate Indenture Trustee (the "Corporate Indenture Trustee"), and VAN BROWN, an individual, not in his individual capacity, but solely as Individual Indenture Trustee (the "Individual Indenture Trustee"; together with the Corporate Indenture Trustee, the "Indenture Trustee"), who each being duly sworn, did agree and consent as follows:

          WHEREAS, pursuant to Section 3.04 of the Indenture and Section 11.6 of the Participation Agreement the parties hereto have executed and delivered an amendment to the Indenture substantially in the form of Exhibit C to the Indenture, (the "Relevant Amendment"), which Relevant Amendment amended the Indenture, the other Operative Documents and the Pass Through Trust Agreement, effective as of Relevant Date;

          WHEREAS, the majority in Interest of Holders of Notes have consented to amend the Relevant Amendment as herein set forth; and

          WHEREAS, the parties hereto hereby desire to amend the Relevant Amendment as herein set forth.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions.  Capitalized terms used herein and not
                      -----------
otherwise defined shall have the respective meanings assigned to them in the Indenture.

          SECTION 2.  Deletion of Section 11.22 of Relevant Amendment.  Section
                      -----------------------------------------------
11.22 of the Relevant Amendment is hereby deleted in its entirety.

          SECTION 3.  Termination of Agency and Support Agreement.
                      -------------------------------------------
Notwithstanding anything in the Relevant Amendment to the contrary or otherwise, the Agency and Support Agreement is hereby terminated in its entirety and the parties therein are released from all liabilities and obligations therein, provided, however, that such termination shall not constitute a waiver by any
--------  -------
party thereto of any claims or rights to indemnity that such party might have against any other party thereto, which claims or rights had accrued in favor of such party prior to the Relevant Date under the Agency and Support Agreement as in existence prior to the Relevant Date.

          SECTION 4.  Successors and Assigns.  This Amendment shall be binding
                      ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 5.  GOVERNING LAW.  THIS AMENDMENT (INCLUDING, BUT NOT LIMITED
                      -------------
TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

          SECTION 6.  Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by each of the parties hereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

          IN WITNESS WHEREOF, this instrument has been executed on the date indicated below.


                                        EEX CORPORATION


                                        By:   /s/ Richard L. Edmonson
                                           -------------------------------------
                                        Name: Richard L. Edmonson
                                        Title: Senior Vice President, General
                                        Counsel and Corporate Secretary

                                        THE BANK OF NEW YORK, not in its
                                        individual capacity, but solely as
                                        Corporate Indenture Trustee



                                        By:   /s/ Van K. Brown
                                           -------------------------------------
                                        Name:  Van K. Brown
                                        Title: Vice President


                                        VAN BROWN, not in his individual
                                        capacity, but solely as Individual
                                        Indenture Trustee



                                        By:   /s/ Van Brown
                                           -------------------------------------

                                 ACKNOWLEDGMENT


STATE OF TEXAS

COUNTY OF HARRIS

          I, Iliana C. Galan, a Notary Public duly appointed, sworn and qualified to act in the State of Texas, do hereby certify that Richard L. Edmonson, known to me to be a Senior Vice President, General Counsel and Corporate Secretary of EEX CORPORATION, and as such duly authorized to execute the above Amendment, personally appeared before me on the date hereof and acknowledge that he had signed the above Amendment.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24/th/ day of August, 2001.


                                          /s/ Iliana C. Galan
                                   --------------------------------------
                                   Notary Public, State of Texas
                                   My Commission Expires: 11/4/04
SEAL

                                 ACKNOWLEDGMENT


STATE OF NEW YORK

COUNTY OF NEW YORK


          I, Jean F. Newman, a Notary Public duly appointed, sworn and qualified to act in the State of New York, do hereby certify that Van K. Brown, known to me to be a Vice President of THE BANK OF NEW YORK, not in its individual capacity but solely as Corporate Indenture Trustee, and as such duly authorized to execute the above Amendment, personally appeared before me on the date hereof and acknowledge that he had signed the above Amendment.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24/th/ day of August, 2001.


                                            /s/ Jean F. Newman
                                   ---------------------------------------------
                                   Notary Public, State of New York
                                   My Commission Expires: 9/30/05
SEAL

                                 ACKNOWLEDGMENT


STATE OF NEW YORK

COUNTY OF NEW YORK

          I, Jean F. Newman, a Notary Public duly appointed, sworn and qualified to act in the State of New York, do hereby certify that Van Brown, not in his individual capacity but solely as Individual Indenture Trustee, personally appeared before me on the date hereof and acknowledge that he had signed the above Amendment.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24/th/ day of August, 2001.


                                                 /s/ Jean F. Newman
                                        ----------------------------------------
                                        Notary Public, State of New York
                                        My Commission Expires: 9/30/05
SEAL


                                      C-2